COHEN & STEERS REALTY SHARES, INC.

Supplement dated June 19, 2014 to

Prospectus dated May 1, 2014

Effective August 1, 2014, paragraph three of the “Management of the Fund – The Advisor” section on page 11 of the Prospectus is hereby deleted in its entirety and replaced with the following:

For its services under the Investment Advisory Agreement, the Fund pays the Advisor a monthly investment advisory fee at the annual rate of 0.85% of the average daily NAV of the Fund up to $1.5 billion, 0.75% of such assets between $1.5 billion and $7.5 billion and 0.70% of such assets in excess of $7.5 billion. The Fund’s effective investment advisory fee during 2013 was 0.78% of average daily NAV.